                                                                   EXHIBIT 20.21


                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE





      Accounting Date:                                      December 31, 1999
                                                        ----------------------
      Determination Date:                                     January 7, 1999
                                                        ----------------------
      Distribution Date:                                     January 18, 1999
                                                        ----------------------
      Monthly Period Ending:                                December 31, 1999
                                                        ----------------------

      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.    Collection Account Summary

      Available Funds:
                   Payments Received                                                    $11,761,749.56
                   Liquidation Proceeds (excluding Purchase Amounts)                       $877,922.27
                   Current Monthly Advances                                                 248,710.12
                   Amount of withdrawal, if any, from the Spread Account                   $238,845.94
                   Monthly Advance Recoveries                                             (264,923.93)
                   Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                   Purchase Amounts - Liquidated Receivables                                     $0.00
                   Income from investment of funds in Trust Accounts                        $54,984.65
                                                                                        --------------
      Total Available Funds                                                                                       $12,917,288.62
                                                                                                                  ==============

      Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                             $0.00
                   Backup Servicer Fee                                                           $0.00
                   Basic Servicing Fee                                                     $238,307.49
                   Trustee and other fees                                                        $0.00
                   Class A-1 Interest Distributable Amount                                       $0.00
                   Class A-2 Interest Distributable Amount                                       $0.00
                   Class A-3 Interest Distributable Amount                                       $0.00
                   Class A-4 Interest Distributable Amount                                 $666,082.04
                   Class A-5 Interest Distributable Amount                                 $910,083.33
                   Noteholders' Principal Distributable Amount                          $11,102,815.75
                   Amounts owing and not paid to Security Insurer under
                        Insurance Agreement                                                      $0.00
                   Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                   Spread Account Deposit                                                        $0.00
                                                                                        --------------
      Total Amounts Payable on Distribution Date                                                                  $12,917,288.62
                                                                                                                  ==============



                                Page 1 (1997-B)

II.   Available Funds

      Collected Funds (see V)
                                  Payments Received                                          $11,761,749.56
                                  Liquidation Proceeds (excluding Purchase Amounts)             $877,922.27          $12,639,671.83
                                                                                             --------------

      Purchase Amounts                                                                                                        $0.00

      Monthly Advances
                                  Monthly Advances - current Monthly Period (net)               ($16,213.81)
                                  Monthly Advances - Outstanding Monthly Advances
                                     not otherwise reimbursed to the Servicer                         $0.00             ($16,213.81)
                                                                                             --------------

      Income from investment of funds in Trust Accounts                                                                  $54,984.65
                                                                                                                     --------------
      Available Funds                                                                                                $12,678,442.67
                                                                                                                     ==============

III.  Amounts Payable on Distribution Date

      (i)(a)    Taxes due and unpaid with respect to the Trust
                (not otherwise paid by OFL or the Servicer)                                                                   $0.00

      (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                to Servicer and to be reimbursed on the Distribution Date)                                                    $0.00

      (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                               $0.00

      (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                  Owner Trustee                                                       $0.00
                                  Administrator                                                       $0.00
                                  Indenture Trustee                                                   $0.00
                                  Indenture Collateral Agent                                          $0.00
                                  Lockbox Bank                                                        $0.00
                                  Custodian                                                           $0.00
                                  Backup Servicer                                                     $0.00
                                  Collateral Agent                                                    $0.00                   $0.00
                                                                                             --------------

      (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                                    $238,307.49

      (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                                  $0.00

      (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                returned for insufficient funds (not otherwise reimbursed to Servicer)                                        $0.00

      (iv)      Class A-1 Interest Distributable Amount                                                                       $0.00
                Class A-2 Interest Distributable Amount                                                                       $0.00
                Class A-3 Interest Distributable Amount                                                                       $0.00
                Class A-4 Interest Distributable Amount                                                                 $666,082.04
                Class A-5 Interest Distributable Amount                                                                 $910,083.33

      (v)       Noteholders' Principal Distributable Amount
                                  Payable to Class A-1 Noteholders                                                            $0.00
                                  Payable to Class A-2 Noteholders                                                   $11,102,815.75
                                  Payable to Class A-3 Noteholders                                                            $0.00
                                  Payable to Class A-4 Noteholders                                                            $0.00
                                  Payable to Class A-5 Noteholders                                                            $0.00

      (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                Distribution Account of any funds in the Class A-1 Holdback Subaccount
                (applies only on the Class A-1 Final Scheduled Distribution Date)                                             $0.00

      (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                                      $0.00
                                                                                                                     --------------
                Total amounts payable on Distribution Date                                                           $12,917,288.62
                                                                                                                     ==============


                                 Page 2 (1997-B)

      IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
            withdrawal from Reserve Account; Deficiency Claim Amount;
            Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall


            Spread Account deposit:

                        Amount of excess, if any, of Available Funds over total
                        amounts payable (or amount of such excess up to the
                        Spread Account Maximum Amount)                                                        $0.00

            Reserve Account Withdrawal on any Determination Date:

                        Amount of excess, if any, of total amounts payable over
                        Available Funds (excluding amounts payable under item
                        (vii) of Section III)                                                                 $0.00

                        Amount available for withdrawal from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount), equal to
                        the difference between the amount on deposit in the
                        Reserve Account and the Requisite Reserve Amount (amount
                        on deposit in the Reserve Account calculated taking into
                        account any withdrawals from or deposits to the Reserve
                        Account in respect of transfers of Subsequent
                        Receivables)                                                                          $0.00

                        (The amount of excess of the total amounts payable
                        (excluding amounts payable under item (vii) of Section
                        III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                        (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                        Account.)

                        Amount of withdrawal, if any, from the Reserve Account                                $0.00

            Reserve Account Withdrawal on Determination Date for Class A-1 Final
            Scheduled Distribution Date:

                        Amount by which (a) the remaining principal balance of
                        the Class A-1 Notes exceeds (b) Available Funds after
                        payment of amounts set forth in item (v) of Section III                               $0.00

                        Amount available in the Class A-1 Holdback Subaccount                                 $0.00


                        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                        Subaccount, and deposited in the Note Distribution
                        Account for payment to the Class A-1 Noteholders)

                        Amount of withdrawal, if any, from the Class A-1
                        Holdback Subaccount                                                                   $0.00

            Deficiency Claim Amount:

                        Amount of excess, if any, of total amounts payable over
                        funds available for withdrawal from Reserve Amount, the
                        Class A-1 Holdback Subaccount and Available Funds                                     $0.00

                        (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                        Section III and pursuant to a withdrawal from the Class
                        A-1 Holdback Subaccount)

            Pre-Funding Account Shortfall:

                        Amount of excess, if any, on the Distribution Date on or
                        immediately following the end of the Funding Period, of
                        (a) the sum of the Class A-1 Prepayment Amount, the
                        Class A-2 Prepayment Amount, the Class A-3 Prepayment
                        Amount, the Class A-4 Prepayment Amount, and the Class
                        A-5 Prepayment Amount, over (b) the amount on deposit in
                        the Pre-Funding Account                                                               $0.00

            Class A-1 Maturity Shortfall:

                        Amount of excess, if any, on the Class A-1 Final
                        Scheduled Distribution Date, of (a) the unpaid principal
                        balance of the Class A-1 Notes over (b) the sum of the
                        amounts deposited in the Note Distribution Account under
                        item (v) and (vii) of Section III or pursuant to a
                        withdrawal from the Class A-1 Holdback Subaccount.                                    $0.00


            (In the event a Deficiency Claim Amount, Pre-Funding Account
            Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
            Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding
            Account Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1997-B)

V.    Collected Funds

      Payments Received:
                      Supplemental Servicing Fees                                                          $0.00
                      Amount allocable to interest                                                  3,435,882.73
                      Amount allocable to principal                                                 8,325,866.83
                      Amount allocable to Insurance Add-On Amounts                                         $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                                    ------------

      Total Payments Received                                                                                        $11,761,749.56

      Liquidation Proceeds:
                      Gross amount realized with respect to Liquidated Receivables                    936,709.10

                      Less: (i) reasonable expenses incurred by Servicer
                         in connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts
                         required to be refunded to Obligors on such Liquidated Receivables           (58,786.83)
                                                                                                    ------------

      Net Liquidation Proceeds                                                                                          $877,922.27

      Allocation of Liquidation Proceeds:
                      Supplemental Servicing Fees                                                          $0.00
                      Amount allocable to interest                                                         $0.00
                      Amount allocable to principal                                                        $0.00
                      Amount allocable to Insurance Add-On Amounts                                         $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                              $0.00              $0.00
                                                                                                    ------------     --------------
      Total Collected Funds                                                                                          $12,639,671.83
                                                                                                                     ==============

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                 $0.00
                      Amount allocable to interest                                                         $0.00
                      Amount allocable to principal                                                        $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                              $0.00

      Purchase Amounts - Administrative Receivables                                                                           $0.00
                      Amount allocable to interest                                                         $0.00
                      Amount allocable to principal                                                        $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                                    ------------
      Total Purchase Amounts                                                                                                  $0.00
                                                                                                                     ==============

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                      $597,553.82

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                      Payments received from Obligors                                               ($264,923.93)
                      Liquidation Proceeds                                                                 $0.00
                      Purchase Amounts - Warranty Receivables                                              $0.00
                      Purchase Amounts - Administrative Receivables                                        $0.00
                                                                                                    ------------

      Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                    ($264,923.93)

      Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                   ($264,923.93)

      Remaining Outstanding Monthly Advances                                                                            $332,629.89

      Monthly Advances - current Monthly Period                                                                         $248,710.12
                                                                                                                     --------------
      Outstanding Monthly Advances - immediately following the Distribution Date                                        $581,340.01
                                                                                                                     ==============


                                 Page 4 (1997-B)

VIII. Calculation of Interest and Principal Payments

      A.    Calculation of Principal Distribution Amount

                  Payments received allocable to principal                                                            $8,325,866.83
                  Aggregate of Principal Balances as of the Accounting Date of all
                       Receivables that became Liquidated Receivables
                       during the Monthly Period                                                                      $2,776,948.92
                  Purchase Amounts - Warranty Receivables allocable to principal                                              $0.00
                  Purchase Amounts - Administrative Receivables allocable to principal                                        $0.00
                  Amounts withdrawn from the Pre-Funding Account                                                              $0.00
                  Cram Down Losses                                                                                            $0.00
                                                                                                                     --------------
                  Principal Distribution Amount                                                                      $11,102,815.75
                                                                                                                     ==============

      B.    Calculation of Class A-1 Interest Distributable Amount

                  Class A-1 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-1 Noteholders on such Distribution Date)                      $0.00

                  Multiplied by the Class A-1 Interest Rate                                                  5.743%

                  Multiplied by actual days in the period or in the case of the first
                       Distribution Date, by 26/360                                                     0.08611111            $0.00
                                                                                                   ---------------

                  Plus any unpaid Class A-1 Interest Carryover Shortfall                                                      $0.00
                                                                                                                     --------------
                  Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                     ==============

      C.    Calculation of Class A-2 Interest Distributable Amount

                  Class A-2 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-2 Noteholders on such Distribution Date)                      $0.00

                  Multiplied by the Class A-2 Interest Rate                                                  6.100%

                  Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360          0.08333333            $0.00
                                                                                                   ---------------

                  Plus any unpaid Class A-2 Interest Carryover Shortfall                                                      $0.00
                                                                                                                     --------------
                  Class A-2 Interest Distributable Amount                                                                     $0.00
                                                                                                                     ==============

      D.    Calculation of Class A-3 Interest Distributable Amount

                  Class A-3 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-3 Noteholders on such Distribution Date)                      $0.00

                  Multiplied by the Class A-3 Interest Rate                                                  6.300%

                  Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360          0.08333333            $0.00
                                                                                                   ---------------

                  Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                                     --------------
                  Class A-3 Interest Distributable Amount                                                                     $0.00
                                                                                                                     ==============

      E.    Calculation of Class A-4 Interest Distributable Amount

                  Class A-4 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-4 Noteholders on such Distribution Date)            $122,968,991.92

                  Multiplied by the Class A-4 Interest Rate                                                  6.500%

                  Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360          0.08333333      $666,082.04
                                                                                                   ---------------

                  Plus any unpaid Class A-4 Interest Carryover Shortfall                                                      $0.00
                                                                                                                     --------------
                  Class A-4 Interest Distributable Amount                                                               $666,082.04
                                                                                                                     ==============



                                 Page 5 (1997-B)

      F.    Calculation of Class A-5 Interest Distributable Amount

                  Class A-5 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-5 Noteholders on such Distribution Date)          $163,000,000.00

                  Multiplied by the Class A-5 Interest Rate                                                6.700%

                  Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360        0.08333333        $910,083.33
                                                                                                 ---------------

                  Plus any unpaid Class A-5 Interest Carryover Shortfall                                                      $0.00
                                                                                                                     --------------
                  Class A-5 Interest Distributable Amount                                                               $910,083.33
                                                                                                                     ==============


      G.    Calculation of Noteholders' Interest Distributable Amount

                  Class A-1 Interest Distributable Amount                                                  $0.00
                  Class A-2 Interest Distributable Amount                                                  $0.00
                  Class A-3 Interest Distributable Amount                                                  $0.00
                  Class A-4 Interest Distributable Amount                                            $666,082.04
                  Class A-5 Interest Distributable Amount                                            $910,083.33

                  Noteholders' Interest Distributable Amount                                                          $1,576,165.37
                                                                                                                     ==============

      H.    Calculation of Noteholders' Principal Distributable Amount:

                  Noteholders' Monthly Principal Distributable Amount:

                  Principal Distribution Amount                                                   $11,102,815.75

                  Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is
                        reduced to zero, 100%, (ii) for the Distribution Date on
                        which the principal balance of the Class A-1 Notes is
                        reduced to zero, 100% until the principal balance of the
                        Class A-1 Notes is reduced to zero and with respect to
                        any remaining portion of the Principal Distribution
                        Amount, the initial principal balance of the Class A-2
                        Notes over the Aggregate Principal Balance (plus any
                        funds remaining on deposit in the Pre-Funding Account)
                        as of the Accounting Date for the preceding Distribution
                        Date minus that portion of the Principal Distribution
                        Amount applied to retire the Class A-1 Notes and (iii)
                        for each Distribution Date thereafter, outstanding
                        principal balance of the Class A-2 Notes on the
                        Determination Date over the Aggregate Principal Balance
                        (plus any funds remaining on deposit in the Pre-Funding
                        Account) as of the Accounting Date for the preceding
                        Distribution Date)                                                                100.00%    $11,102,815.75
                                                                                                 ---------------

                  Unpaid Noteholders' Principal Carryover Shortfall                                                           $0.00
                                                                                                                     --------------
                  Noteholders' Principal Distributable Amount                                                        $11,102,815.75
                                                                                                                     ==============

      I.    Application of Noteholders' Principal Distribution Amount:

                  Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes (equal to entire Noteholders' Principal
                  Distributable Amount until the principal balance of the Class
                  A-1 Notes is reduced to zero)                                                                               $0.00
                                                                                                                     ==============

                  Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes (no portion of the Noteholders' Principal
                  Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders'
                  Principal Distributable Amount)                                                                    $11,102,815.75
                                                                                                                     ==============


                                 Page 6 (1997-B)

      IX.   Pre-Funding Account

            A.  Withdrawals from Pre-Funding Account:

            Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Distribution
               Date, as of the Closing Date                                                                                   $0.00
                                                                                                                    ---------------
                                                                                                                              $0.00
                                                                                                                    ===============
            Less: withdrawals from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
               (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
               Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect
               to transfer of Subsequent Receivables over (ii) $0))                                                           $0.00

            Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced
               to $100,000 or less as of the Distribution Date (see B below)                                                  $0.00
                                                                                                                     --------------
            Amount remaining on deposit in the Pre-Funding Account after Distribution Date                  $0.00
                                                                                                   --------------
                                                                                                                              $0.00
                                                                                                                     ==============
            B.  Distributions to Noteholders from certain withdrawals from the
                Pre-Funding Account:


            Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (August 1997 Distribution Date) or
               the Pre-Funded Amount being reduced to $100,000 or less on any Distribution
               Date                                                                                                           $0.00
            Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share based on the respective current outstanding principal balance of each class
               of Notes of the Pre-Funded Amount as of the Distribution Date)                                                 $0.00

            Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
               (based on the respective current outstanding principal balance of each class
               of Notes of the Pre-Funded Amount as of the Distribution Date)                                                 $0.00

            Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
               (based on the respective current outstanding principal balance of each class
               of Notes of the Pre-Funded Amount as of the Distribution Date)                                                 $0.00

            Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
               (based on the respective current outstanding principal balance of each class
               of Notes of the Pre-Funded Amount as of the Distribution Date)                                                 $0.00

            Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
               (based on the respective current outstanding principal balance of each class
               of Notes of the Pre-Funded Amount as of the Distribution Date)                                                 $0.00

            C.  Prepayment Premiums:

            Class A-1 Prepayment Premium                                                                                      $0.00
            Class A-2 Prepayment Premium                                                                                      $0.00
            Class A-3 Prepayment Premium                                                                                      $0.00
            Class A-4 Prepayment Premium                                                                                      $0.00
            Class A-5 Prepayment Premium                                                                                      $0.00


                                 Page 7 (1997-B)

      X.    Reserve Account

            Requisite Reserve Amount:

            Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
                  Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                        Product of (x) 6.31% (weighted average interest of Class A-1 Interest
                        Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4
                        Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1,
                        A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0 (the
                        Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of
                        days until the August 1997 Distribution Date))                                                        $0.00

                        Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded
                        Amount on such Distribution Date) and (z) 0 (the number of days until
                        the August 1997 Distribution Date)                                                                    $0.00
                                                                                                                     --------------
            Requisite Reserve Amount                                                                                          $0.00
                                                                                                                     ==============

            Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
                  Subaccount) as of the preceding Distribution Date or, in the case of the
                  first Distribution Date, as of the Closing Date                                                             $0.00

            Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
                  Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
                  Subsequent Receivables)                                                                                     $0.00

            Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the
                  Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in
                  respect of transfers of Subsequent Receivables)                                                             $0.00

            Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
                  to cover the excess, if any, of total amount payable over Available Funds
                  (see IV above)                                                                                              $0.00

                                                                                                                     --------------
            Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
                  Subaccount) after the Distribution Date                                                                     $0.00
                                                                                                                     ==============

      XI.   Class A-1 Holdback Subaccount:

            Class A-1 Holdback Amount:

            Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as
                  applicable,                                                                                                 $0.00

            Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and
                  Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
                  Date or on a Subsequent Transfer Date preceding the Distribution Date))                                     $0.00


            Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
                  a Class A-1 Maturity Shortfall (see IV above)                                                               $0.00

            Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1
                  Maturity Shortfall (amount of withdrawal to be released by the Indenture
                  Trustee)                                                                                                    $0.00

                                                                                                                     --------------
            Class A-1 Holdback Subaccount immediately following the Distribution Date                                         $0.00
                                                                                                                     ==============


                                 Page 8 (1997-B)

      XII.  Calculation of Servicing Fees

            Aggregate Principal Balance as of the first day of the
                  Monthly Period                                              $285,968,991.92
            Multiplied by Basic Servicing Fee Rate                                       1.00%
            Divided by Months per year                                              0.0833333
                                                                              ---------------

            Basic Servicing Fee                                                                    $238,307.49

            Less: Backup Servicer Fees (annual rate of 1 bp)                                             $0.00

            Supplemental Servicing Fees                                                                  $0.00
                                                                                                   -----------

            Total of Basic Servicing Fees and Supplemental Servicing
                  Fees                                                                                                  $238,307.49
                                                                                                                    ===============

      XIII. Information for Preparation of Statements to Noteholders

            a.    Aggregate principal balance of the Notes as of first day of Monthly Period
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                             $0.00
                                  Class A-4 Notes                                                                   $122,968,991.92
                                  Class A-5 Notes                                                                   $163,000,000.00

            b.    Amount distributed to Noteholders allocable to principal
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                             $0.00
                                  Class A-4 Notes                                                                    $11,102,815.75
                                  Class A-5 Notes                                                                             $0.00

            c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                             $0.00
                                  Class A-4 Notes                                                                   $111,866,176.17
                                  Class A-5 Notes                                                                   $163,000,000.00

            d.    Interest distributed to Noteholders
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                             $0.00
                                  Class A-4 Notes                                                                       $666,082.04
                                  Class A-5 Notes                                                                       $910,083.33

            e.    1.   Class A-1 Interest Carryover Shortfall, if any (and change in amount
                       from preceding statement)                                                                              $0.00
                  2.   Class A-2 Interest Carryover Shortfall, if any (and change in amount
                       from preceding statement)                                                                              $0.00
                  3.   Class A-3 Interest Carryover Shortfall, if any (and change in amount
                       from preceding statement)                                                                              $0.00
                  4.   Class A-4 Interest Carryover Shortfall, if any (and change in amount
                       from preceding statement)                                                                              $0.00
                  5.   Class A-5 Interest Carryover Shortfall, if any (and change in amount
                       from preceding statement)                                                                              $0.00

            f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                  1.   Reserve Account                                                                   $0.00
                  2.   Spread Account Class A-1 Holdback Subaccount                                      $0.00
                  3.   Claim on the Note Policy                                                          $0.00

            g.    Remaining Pre-Funded Amount                                                                                 $0.00

            h.    Remaining Reserve Amount                                                                                    $0.00

            i.    Amount on deposit on Class A-1 Holdback Subaccount                                                          $0.00

            j.    Prepayment amounts
                                  Class A-1 Prepayment Amount                                                                 $0.00
                                  Class A-2 Prepayment Amount                                                                 $0.00
                                  Class A-3 Prepayment Amount                                                                 $0.00
                                  Class A-4 Prepayment Amount                                                                 $0.00
                                  Class A-5 Prepayment Amount                                                                 $0.00

            k.    Prepayment Premiums
                                  Class A-1 Prepayment Premium                                                                $0.00
                                  Class A-2 Prepayment Premium                                                                $0.00
                                  Class A-3 Prepayment Premium                                                                $0.00
                                  Class A-4 Prepayment Premium                                                                $0.00
                                  Class A-5 Prepayment Premium                                                                $0.00

            l.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                       fees, if any, paid by the Trustee on behalf of the Trust                                         $238,307.49

            m.    Note Pool Factors (after giving effect to distributions on the
                       Distribution Date)
                                  Class A-1 Notes                                                                        0.00000000
                                  Class A-2 Notes                                                                        0.00000000
                                  Class A-3 Notes                                                                        0.00000000
                                  Class A-4 Notes                                                                        0.74577451
                                  Class A-5 Notes                                                                        1.00000000



                                 Page 9 (1997-B)

      XVI.  Pool Balance and Aggregate Principal Balance

                         Original Pool Balance at beginning of Monthly Period                                       $774,999,996.59
                         Subsequent Receivables                                                                               $0.00
                                                                                                                    ---------------
                         Original Pool Balance at end of Monthly Period                                             $774,999,996.59
                                                                                                                    ===============

                         Aggregate Principal Balance as of preceding Accounting Date                                 285,968,991.92
                         Aggregate Principal Balance as of current Accounting Date                                  $274,866,176.17

            Monthly Period Liquidated Receivables                                Monthly Period Administrative Receivables
                           Loan #                         Amount                 Loan #                            Amount
                           ------                         ------                 ------                            ------
                   see attached listing                2,776,948.92        see attached listing                         -
                                                              $0.00                                                 $0.00
                                                              $0.00                                                 $0.00
                                                      -------------                                                 -----
                                                      $2,776,948.92                                                 $0.00
                                                      =============                                                 =====


     XVIII. Delinquency Ratio

            Sum of Principal Balances (as of the Accounting Date)
                  of all Receivables delinquent more than 30 days with
                  respect to all or any portion of a Scheduled Payment
                  as of the Accounting Date                                              21,752,977.46

            Aggregate Principal Balance as of the Accounting Date                      $274,866,176.17
                                                                                       ---------------

            Delinquency Ratio                                                                                            7.91402484%
                                                                                                                         ==========





            IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.



                                         ARCADIA  FINANCIAL  LTD.

                                         By:
                                            ------------------------------------
                                         Name: Scott R. Fjellman
                                              ----------------------------------
                                         Title: Vice President / Securitization
                                              ----------------------------------


                                Page 10 (1997-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                             PERFORMANCE INFORMATION


                 FOR THE MONTHLY PERIOD ENDING DECEMBER 31, 1999


I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                          $775,000,000.00

                   AGE OF POOL (IN MONTHS)                                                   31

II.   Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date)
            of all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                                              $21,752,977.46

      Aggregate Principal Balance as of the Accounting Date                                       $274,866,176.17
                                                                                                  ---------------

      Delinquency Ratio                                                                                                  7.91402484%
                                                                                                                    ===============



III.  Average Delinquency Ratio

      Delinquency ratio - current Determination Date                                                   7.91402484%

      Delinquency ratio - preceding Determination Date                                                 7.44386022%

      Delinquency ratio - second preceding Determination Date                                          8.44673859%
                                                                                                  ---------------


      Average Delinquency Ratio                                                                                          7.93487455%
                                                                                                                    ===============


IV.   Default Rate

      Cumulative balance of defaults as of the preceding Accounting Date                                            $114,727,631.28

      Add:        Sum of Principal Balances (as of the Accounting Date)
                        of Receivables that became Liquidated Receivables
                        during the Monthly Period or that became Purchased
                        Receivables during Monthly Period (if delinquent more
                        than 30 days with respect to any portion of a Scheduled
                        Payment at time of purchase)                                                                  $2,776,948.92
                                                                                                                    ---------------

      Cumulative balance of defaults as of the current Accounting Date                                              $117,504,580.20

                  Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                                     6,115,633.85

                                  Percentage of 90+ day delinquencies
                                        applied to defaults                                                100.00%    $6,115,633.85
                                                                                                  ---------------   ---------------

      Cumulative balance of defaults and 90+ day delinquencies as of
            the current Accounting Date                                                                             $123,620,214.05
                                                                                                                    ===============




V.    Cumulative Default Rate as a % of Original Principal Balance

      Cumulative Default Rate - current Determination Date                                             15.9509954%

      Cumulative Default Rate - preceding Determination Date                                           15.5922002%

      Cumulative Default Rate - second preceding Determination Date                                    15.2036733%




                                 Page 1 (1997-B)

      VI.   Net Loss Rate

            Cumulative net losses as of the preceding Accounting Date                                                $55,047,108.72

            Add:         Aggregate of Principal Balances as of the Accounting Date
                             (plus accrued and unpaid interest thereon to the end of the
                             Monthly Period) of all Receivables that became Liquidated
                             Receivables or that became Purchased Receivables and that
                             were delinquent more than 30 days with respect to any
                             portion of a Scheduled Payment as of the Accounting Date            $2,776,948.92
                                                                                                 -------------
                         Liquidation Proceeds received by the Trust                               ($877,922.27)       $1,899,026.65
                                                                                                 -------------       --------------
            Cumulative net losses as of the current Accounting Date                                                  $56,946,135.37

                         Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                            $6,115,633.85

                                          Percentage of 90+ day delinquencies
                                                  applied to losses                                      40.00%       $2,446,253.54
                                                                                                 -------------       --------------

            Cumulative net losses and 90+ day delinquencies as of the current
                  Accounting Date                                                                                    $59,392,388.91
                                                                                                                     ==============



      VII.  Cumulative Net Loss Rate as a % of Original Principal Balance

            Cumulative Net Loss Rate - current Determination Date                                                         7.6635341%

            Cumulative Net Loss Rate - preceding Determination Date                                                       7.4183067%

            Cumulative Net Loss Rate - second preceding Determination Date                                                7.1989848%


      VIII. Classic/Premier Loan Detail


                                                                        Classic                 Premier                   Total
                                                                        -------                 -------                   -----
            Aggregate Loan Balance, Beginning                        157,129,685.83         $128,839,306.09         $285,968,991.92
                  Subsequent deliveries of Receivables                         0.00                    0.00                    0.00
                  Prepayments                                         (1,417,286.37)          (1,409,841.09)          (2,827,127.46)
                  Normal loan payments                                (2,813,533.80)          (2,685,205.57)          (5,498,739.37)
                  Defaulted Receivables                               (1,748,397.32)          (1,028,551.60)          (2,776,948.92)
                  Administrative and Warranty Receivables                                              0.00                    0.00
                                                                    ---------------         ---------------         ---------------
            Aggregate Loan Balance, Ending                          $151,150,468.34         $123,715,707.83         $274,866,176.17
                                                                    ===============         ===============         ===============
            Delinquencies                                             14,746,164.63            7,006,812.83          $21,752,977.46
            Recoveries                                                  $535,488.58             $342,433.69             $877,922.27
            Net Losses                                                 1,212,908.74              686,117.91           $1,899,026.65


      VIII. Other Information Provided to FSA

            A.    Credit Enhancement Fee information:

                  Aggregate Principal Balance as of the Accounting Date                     $274,866,176.17
                  Multiplied by:  Credit Enhancement Fee  (25 bp's) * (30/360)                       0.0208%
                                                                                            ---------------
                                     Amount due for current period                                                       $57,263.79
                                                                                                                      =============

            B.    Dollar amount of loans that prepaid during the Monthly Period                                       $2,827,127.46
                                                                                                                      =============
                  Percentage of loans that prepaid during the Monthly Period                                             1.02854687%
                                                                                                                      =============



                                 Page 2 (1997-B)

      IX.   Spread Account Information                                                                  $                      %

            Beginning Balance                                                                    $25,022,286.79          9.10344341%

            Deposit to the Spread Account                                                                 $0.00          0.00000000%
            Spread Account Additional Deposit                                                                 -          0.00000000%
            Withdrawal from the Spread Account                                                    ($344,253.22)         -0.12524394%
            Disbursements of Excess                                                               ($735,204.82)         -0.26747737%
            Interest earnings on Spread Account                                                     $107,961.67          0.03927790%
                                                                                                 --------------          ----------
            Sub-Total                                                                            $24,050,790.41          8.75000000%
            Spread Account Recourse Reduction Amount                                                      $0.00          0.00000000%
                                                                                                 --------------          ----------
            Ending Balance                                                                       $24,050,790.41          8.75000000%
                                                                                                 ==============          ==========
            Specified Balance pursuant to Section 3.03 of the
                  Spread Account Agreement among Olympic Financial Ltd.,
                  Arcadia Receivables Finance Corp., Financial Security
                  Assurance Inc. and Norwest Bank Minnesota, National Association                $24,050,790.41          8.75000000%
                                                                                                 ==============          ==========

      X.    Trigger Events

            Cumulative Loss and Default Triggers as of June 1, 1997


                                  Loss                       Default                   Loss Event                 Default Event
      Month                   Performance                  Performance                 of Default                   of Default
------------------------------------------------------------------------------------------------------------------------------------
        3                        1.09%                        2.21%                       1.34%                        2.60%
        6                        2.17%                        4.41%                      24.20%                        5.19%
        9                        3.14%                        6.39%                       3.39%                        7.52%
       12                        4.01%                        8.17%                       4.26%                        9.60%
       15                        5.16%                       10.52%                       5.41%                       12.36%
       18                        6.21%                       12.66%                       6.46%                       14.88%
       21                        7.13%                       14.53%                       7.38%                       17.07%
       24                        7.92%                       16.14%                       8.17%                       18.97%
       27                        8.34%                       17.00%                       8.59%                       19.97%
       30                        8.68%                       17.68%                       8.93%                       20.77%
       33                        8.97%                       18.27%                       9.22%                       21.47%
       36                        9.22%                       18.78%                       9.47%                       22.08%
       39                        9.34%                       19.03%                       9.59%                       22.37%
       42                        9.44%                       19.22%                       9.69%                       22.59%
       45                        9.51%                       19.39%                       9.76%                       22.78%
       48                        9.58%                       19.53%                       9.83%                       22.94%
       51                        9.64%                       19.63%                       9.89%                       23.07%
       54                        9.68%                       19.72%                       9.93%                       23.18%
       57                        9.72%                       19.79%                       9.97%                       23.26%
       60                        9.74%                       19.85%                       9.99%                       23.32%
       63                        9.75%                       19.88%                      10.00%                       23.36%
       66                        9.77%                       19.90%                      10.02%                       23.39%
       69                        9.78%                       19.91%                      10.03%                       23.40%
       72                        9.78%                       19.92%                      10.03%                       23.41%
------------------------------------------------------------------------------------------------------------------------------------

            Average Delinquency Ratio equal to or greater than 8.00%                            Yes________           No___x_____

            Cumulative Default Rate (see above table)                                           Yes________           No___x_____

            Cumulative Net Loss Rate (see above table)                                          Yes________           No___x_____

            Trigger Event that occurred as of a prior Determination Date
                  is Deemed Cured as of current Determination Date                              Yes________           No___x_____

      XI.   Insurance Agreement Events of Default

            To the knowledge of the Servicer, an Insurance Agreement
                  Event of Default has occurred                                                 Yes________           No___x_____

            To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes________           No___x_____

            To the knowledge of the Servicer, a prior Capture Event has been cured by
                  a permanent waiver                                                            Yes________           No___x_____

                  IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.



                                         ARCADIA  FINANCIAL  LTD.

                                         By:
                                            ------------------------------------
                                         Name: Scott R. Fjellman
                                              ----------------------------------
                                         Title: Vice President / Securitization
                                               ---------------------------------


                                 Page 3 (1997-B)